Weyerhaeuser Company				Exhibit 99.2
Q3.2016 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations(1)(2)

in millions	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net sales	$1,655	$1,709	$1,355	$4,769	$3,980
Cost of products sold	1,258	1,314	1,073	3,661	3,123
Gross margin	397	395	282	1,108	857
Selling expenses	22	22	24	67	73
General and administrative expenses	94	78	55	248	184
Research and development expenses	4	5	4	14	12
Charges for integration and restructuring, closures and asset impairments	14	16	2	141	16
Other operating costs (income), net	5	—	31	(47)	56
Operating income from continuing operations	258	274	166	685	516
Equity earnings from joint ventures	7	9	—	21	—
Interest income and other	10	15	9	34	27
Interest expense, net of capitalized interest	(114)	(114)	(87)	(323)	(254)
Earnings from continuing operations before income taxes	161	184	88	417	289
Income taxes	(31)	(22)	44	(64)	36
Earnings from continuing operations	130	162	132	353	325
Earnings from discontinued operations, net of income taxes	38	65	59	123	111
Net earnings	168	227	191	476	436
Dividends on preference shares	(11)	—	(11)	(22)	(33)
Net earnings attributable to Weyerhaeuser common shareholders	$157	$227	$180	$454	$403
(1) Discontinued operations as presented herein consist of the operations of our Cellulose Fibers segment. The corresponding assets and liabilities have been classified as held for sale on our balance sheet as of June 30, 2016. All periods presented have been revised to separate the results of discontinued operations from the results of our continuing operations. Detailed operating results of discontinued operations are presented on page 10.

(2) Amounts presented reflect the balances and results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.16	$0.22	$0.24	$0.47	$0.56
Discontinued operations	0.05	0.08	0.11	0.17	0.22
Net earnings per share	$0.21	$0.30	$0.35	$0.64	$0.78

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.16	$0.21	$0.23	$0.46	$0.56
Discontinued operations	0.05	0.09	0.12	0.18	0.21
Net earnings per share	$0.21	$0.30	$0.35	$0.64	$0.77

Dividends paid per common share	$0.31	$0.31	$0.31	$0.93	$0.89

Weighted average shares outstanding (in thousands):
Basic	743,140	749,587	514,301	708,395	518,121
Diluted	747,701	754,044	517,088	712,205	521,455

Common shares outstanding at end of period (in thousands)	733,010	747,933	511,033	747,933	511,033

Weyerhaeuser Company
Q3.2016 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net earnings	$168	$227	$191	$476	$436
Earnings from discontinued operations, net of income taxes	(38)	(65)	(59)	(123)	(111)
Equity earnings from joint ventures	(7)	(9)	—	(21)	—
Interest income and other	(10)	(15)	(9)	(34)	(27)
Interest expense, net of capitalized interest	114	114	87	323	254
Income taxes	31	22	(44)	64	(36)
Operating income from continuing operations	258	274	166	685	516
Depreciation, depletion and amortization	133	138	79	375	243
Basis of real estate sold	13	19	2	49	13
Non-operating pension and postretirement credits	(10)	(11)	(2)	(33)	(8)
Special items	19	14	—	107	13
Adjusted EBITDA*	$413	$434	$245	$1,183	$777

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Beginning in the first quarter of 2016, we revised our definition of Adjusted EBITDA to add back the basis of real estate sold. We have revised our prior-period presentation to conform to our current reporting.
Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures.
Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net earnings attributable to Weyerhaeuser common shareholders	$157	$227	$180	$454	$403
Plum Creek merger- and integration-related costs	4	10	—	112	—
Gain on sale of non-strategic asset	—	—	—	(22)	—
Legal expense	7	—	—	7	—
Restructuring, impairments and other charges	—	—	—	—	9
Net earnings attributable to Weyerhaeuser common shareholders before special items	168	237	180	551	412
Earnings from discontinued operations, net of income taxes	(38)	(65)	(59)	(123)	(111)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$130	$172	$121	$428	$301

per share	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.21	$0.30	$0.35	$0.64	$0.77
Plum Creek merger- and integration-related costs	—	0.02	—	0.16	—
Gain on sale of non-strategic asset	—	—	—	(0.03)	—
Legal expense	0.01	—	—	0.01	—
Restructuring, impairments and other charges	—	—	—	—	0.02
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.22	0.32	0.35	0.78	0.79
Earnings from discontinued operations, net of income taxes	(0.05)	(0.09)	(0.12)	(0.18)	(0.21)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.17	$0.23	$0.23	$0.60	$0.58

Weyerhaeuser Company
Q3.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	June 30, 2016	September 30, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$485	$769	$1,011
Receivables, less allowances	409	412	276
Receivables for taxes	7	5	30
Inventories	387	368	325
Prepaid expenses and other current assets	132	150	63
Assets of discontinued operations	1,908	1,652	1,934
Total current assets	3,328	3,356	3,639
Property and equipment, net	1,462	1,476	1,233
Construction in progress	172	202	144
Timber and timberlands at cost, less depletion charged to disposals	14,474	14,424	6,479
Minerals and mineral rights, net	319	321	14
Investments in and advances to joint ventures	905	73	—
Goodwill	40	40	40
Deferred tax assets	250	122	254
Other assets	424	317	302
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$21,989	$20,946	$12,720

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$1,981	$—
Notes payable	1	1	4
Accounts payable	300	234	204
Accrued liabilities	590	533	427
Liabilities of discontinued operations	666	578	690
Total current liabilities	1,557	3,327	1,325
Note payable to timberland venture	830	—	—
Long-term debt	8,013	6,329	4,787
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred pension and other postretirement benefits	926	875	987
Deposit received from contribution of timberlands to related party	437	429	—
Other liabilities	285	285	241
Total liabilities	12,559	11,756	7,851
Total equity	9,430	9,190	4,869
Total liabilities and equity	$21,989	$20,946	$12,720

Weyerhaeuser Company
Q3.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Cash flows from operations:
Net earnings	$168	$227	$191	$476	$436
Noncash charges (credits) to income:
Depreciation, depletion and amortization	147	139	118	428	359
Basis of real estate sold	13	19	2	49	13
Deferred income taxes, net	38	40	(6)	96	10
Pension and other postretirement benefits	1	—	11	5	32
Other noncash charges (credits)	16	(57)	23	(74)	65
Change in:
Receivables less allowances	(43)	(6)	(15)	(96)	(41)
Receivable for taxes	25	2	(3)	37	11
Inventories	60	32	6	49	(9)
Prepaid expenses	—	(2)	—	(3)	(2)
Accounts payable and accrued liabilities	106	25	(22)	61	(47)
Pension and postretirement contributions	(12)	(54)	(20)	(83)	(59)
Distributions received from joint ventures	—	—	—	5	—
Other	(27)	(18)	(3)	(64)	(32)
Net cash from operations	492	347	282	886	736

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(83)	(120)	(106)	(260)	(276)
Timberlands reforestation costs	(18)	(9)	(6)	(43)	(33)
Acquisition of timberlands	(2)	(2)	(2)	(10)	(34)
Proceeds from sale of assets	13	296	1	379	7
Proceeds from contribution of timberlands to related party	440	—	—	440	—
Distributions received from joint ventures	3	7	—	34	—
Cash and cash equivalents acquired in the merger with Plum Creek	—	—	—	9	—
Other	(3)	45	—	42	12
Cash from (used in) investing activities	350	217	(113)	591	(324)

Cash flows from financing activities:
Cash dividends on common shares	(228)	(231)	(159)	(700)	(460)
Cash dividends on preference shares	(11)	(11)	(11)	(22)	(22)
Proceeds from issuance of long-term debt	300	300	—	1,698	—
Payments of long-term debt	(3)	—	—	(723)	—
Repurchase of common stock	(831)	(374)	(77)	(2,003)	(484)
Other	8	39	5	40	22
Cash used in financing activities	(765)	(277)	(242)	(1,710)	(944)

Net change in cash and cash equivalents	77	287	(73)	(233)	(532)

Cash and cash equivalents from continuing operations at beginning of period	411	485	1,117	1,011	1,577
Cash and cash equivalents from discontinued operations at beginning of period	4	7	4	1	3
Cash and cash equivalents at beginning of period	415	492	1,121	1,012	1,580

Cash and cash equivalents from continuing operations at end of period	485	769	1,046	769	1,046
Cash and cash equivalents from discontinued operations at end of period	7	10	2	10	2
Cash and cash equivalents at end of period	$492	$779	$1,048	$779	$1,048

Cash paid (received) during the year for:
Interest, net of amount capitalized	$92	$142	$118	$367	$290
Income taxes	$(12)	$(1)	$(1)	$(26)	$4

Noncash investing and financing activities:
Equity issued as consideration for our merger with Plum Creek	$—	$—	$—	$6,383	$—

Weyerhaeuser Company			Total Company Statistics
Q3.2016 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q2	Q3		Year-to-date
	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$8	$8	$8	$23	$27
Pension and postretirement credits not allocated	(10)	(11)	(2)	(33)	(8)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	—	—	5	—
Total pension and postretirement costs for continuing operations	(2)	(3)	6	(5)	19
Pension and postretirement service costs directly attributable to discontinued operations	3	3	5	10	13
Total company pension and postretirement costs	$1	$—	$11	$5	$32

Cash spent for capital expenditures for continuing operations	$(89)	$(100)	$(85)	$(240)	$(224)

Weyerhaeuser Company		Timberlands Segment
Q3.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$471	$484	$310	$1,342	$961
Intersegment sales		193	216	210	631	625
Total net sales		664	700	520	1,973	1,586
Cost of products sold		509	559	398	1,527	1,176
Gross margin		155	141	122	446	410
Selling expenses		2	1	1	4	4
General and administrative expenses		32	20	21	80	61
Research and development expenses		4	4	3	12	10
Other operating income, net		(8)	(6)	(10)	(26)	(28)
Operating income and Net contribution to earnings		$125	$122	$107	$376	$363

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Operating income		$125	$122	$107	$376	$363
Depreciation, depletion and amortization		95	101	51	266	155
Adjusted EBITDA*		$220	$223	$158	$642	$518
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital (1)		$28	$(15)	$(12)	$(40)	$14
Cash spent for capital expenditures		$(31)	$(26)	$(17)	$(77)	$(58)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Third Party Net Sales (millions)	Delivered logs:
	West	$232	$217	$196	$664	$627
	South	154	160	64	415	180
	North	19	29	—	61	—
	Other	7	11	6	25	17
	Total delivered logs	412	417	266	1,165	824
	Stumpage and pay-as-cut timber	23	24	13	62	27
	Products from international operations	21	21	20	58	69
	Recreational and other lease revenue	8	15	7	29	18
	Other revenue	7	7	4	28	23
	Total	$471	$484	$310	$1,342	$961
Delivered Logs Third Party Sales Realizations (per ton)	West	$98.21	$98.18	$98.67	$98.99	$100.98
	South	$35.54	$35.27	$37.60	$35.64	$37.23
	North	$65.43	$59.17	$—	$61.06	$—
	International	$23.29	$24.27	$16.97	$20.48	$18.41
Delivered Logs Third Party Sales Volumes (tons, thousands)(3)	West	2,363	2,209	1,992	6,705	6,207
	South	4,340	4,538	1,707	11,659	4,844
	North	292	503	—	1,005	—
	International	89	117	194	352	556
	Other	169	263	127	601	384
Fee Harvest Volumes (tons, thousands)(3)	West	2,980	2,744	2,548	8,525	7,967
	South	7,061	6,992	3,648	19,083	10,548
	North	454	678	—	1,392	—
	International	248	242	220	789	725
	Other	181	191	—	372	—
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Beginning in first quarter 2016, we report log sales and fee harvest volumes in tons. Prior period volumes have been converted from cubic meters to tons using annualized 2015 conversion factors as follows:
West: 1.056 m3 = 1 ton
South: 0.818 m3 = 1 ton
Canada (in Other): 1.244 m3 = 1 ton
International: 0.907 m3 = 1 ton

Weyerhaeuser Company				Real Estate, Energy and Natural Resources Segment
Q3.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Total net sales		$38	$48	$22	$125	$69
Cost of products sold		19	26	3	65	15
Gross margin		19	22	19	60	54
Selling expenses		—	—	—	—	—
General and administrative expenses		8	7	—	19	3
Charges for integration, restructuring, closures and asset impairments		1	—	—	1	—
Other operating costs (income), net		(2)	1	—	(1)	(1)
Operating income		12	14	19	41	52
Equity earnings (loss) from joint ventures(1)		—	1	—	1	—
Net contribution to earnings		$12	$15	$19	$42	$52
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Operating income		$12	$14	$19	$41	$52
Depreciation, depletion and amortization		3	4	—	9	—
Basis of real estate sold		13	19	2	49	13
Adjusted EBITDA*		$28	$37	$21	$99	$65
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures		$(1)	$—	$—	$(1)	$—

Segment Statistics

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Net Sales (millions)	Real Estate	$26	$31	$15	$87	$50
	Energy and natural resources	12	17	7	38	19
	Total	$38	$48	$22	$125	$69
Acres sold	Real Estate	10,020	12,853	5,030	38,098	20,625
Price per acre	Real Estate	$2,555	$2,354	$2,635	$2,271	$2,175

Weyerhaeuser Company				Wood Products Segment
Q3.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$1,146	$1,177	$1,023	$3,302	$2,950
Intersegment sales		22	17	20	61	61
Total net sales		1,168	1,194	1,043	3,363	3,011
Cost of products sold		957	980	914	2,799	2,646
Gross margin		211	214	129	564	365
Selling expenses		20	21	23	63	69
General and administrative expenses		30	24	21	81	74
Research and development expenses		—	1	1	2	2
Charges for integration and restructuring, closures and asset impairments		4	1	1	6	1
Other operating costs (income), net		1	(3)	(2)	(1)	1
Operating income and Net contribution to earnings		$156	$170	$85	$413	$218

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Operating income		$156	$170	$85	$413	$218
Depreciation, depletion and amortization		33	33	26	96	79
Adjusted EBITDA*		$189	$203	$111	$509	$297
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital (1)		$35	$49	$23	$(48)	$(34)
Cash spent for capital expenditures		$(52)	$(71)	$(68)	$(152)	$(165)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Structural Lumber (board feet)	Third party net sales	$498	$495	$455	$1,412	$1,339
	Third party sales realizations	$399	$401	$372	$389	$385
	Third party sales volumes (2)	1,249	1,233	1,224	3,634	3,474
	Production volumes	1,205	1,130	1,087	3,464	3,217
Engineered Solid Section (cubic feet)	Third party net sales	$115	$119	$116	$343	$323
	Third party sales realizations	$1,922	$1,916	$2,043	$1,935	$2,016
	Third party sales volumes (2)	6.0	6.2	5.6	17.7	16.0
	Production volumes	5.9	5.7	5.2	17.2	15.8
Engineered I-joists (lineal feet)	Third party net sales	$73	$79	$79	$218	$216
	Third party sales realizations	$1,471	$1,475	$1,520	$1,483	$1,511
	Third party sales volumes (2)	50	53	52	147	143
	Production volumes	46	49	50	141	141
Oriented Strand Board (square feet 3/8')	Third party net sales	$182	$199	$151	$544	$435
	Third party sales realizations	$240	$256	$194	$237	$194
	Third party sales volumes (2)	761	776	778	2,296	2,249
	Production volumes	733	777	746	2,259	2,150
Softwood Plywood (square feet 3/8')	Third party net sales	$50	$48	$33	$133	$102
	Third party sales realizations	$382	$378	$330	$369	$349
	Third party sales volumes (2)	131	127	100	368	290
	Production volumes	111	105	67	304	191
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company			Unallocated Items
Q3.2016 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our timberland venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Unallocated corporate function expenses	$(24)	$(21)	$(14)	$(62)	$(48)
Unallocated share-based compensation	1	(4)	6	(5)	10
Unallocated pension & postretirement credits	10	11	2	33	8
Foreign exchange gains (losses)	1	(1)	(20)	13	(40)
Elimination of intersegment profit in inventory and LIFO	(2)	2	3	(6)	7
Gain on sale of non-strategic asset	8	1	—	45	2
Charges for integration and restructuring, closures and asset impairments:
Plum Creek merger- and integration-related costs	(8)	(14)	—	(132)	—
Other restructuring, closures and asset impairments	(1)	(1)	(1)	(2)	(15)
Other	(20)	(5)	(21)	(29)	(41)
Operating income (loss)	(35)	(32)	(45)	(145)	(117)
Equity earnings from joint venture (1)	7	8	—	20	—
Interest income and other	10	15	9	34	27
Net contribution to earnings	$(18)	$(9)	$(36)	$(91)	$(90)
(1) Equity earnings from joint venture included in Unallocated Items is generated from our investment in our timberland venture.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Operating income (loss)	$(35)	$(32)	$(45)	$(145)	$(117)
Depreciation, depletion and amortization	2	—	2	4	9
Non-operating pension and postretirement credits	(10)	(11)	(2)	(33)	(8)
Special items	19	14	—	107	13
Adjusted EBITDA*	$(24)	$(29)	$(45)	$(67)	$(103)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Plum Creek merger- and integration-related costs	(8)	(14)	—	(132)	—
Gain on sale of non-strategic asset	—	—	—	36	—
Legal expense	(11)	—	—	(11)	—
Restructuring, impairments and other charges	—	—	—	—	(13)
Total	$(19)	$(14)	$—	$(107)	$(13)

Unallocated Selected Items

	Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures	$(5)	$(3)	$—	$(10)	$(1)

Weyerhaeuser Company				Discontinued Operations
Q3.2016 Analyst Package
Preliminary results (unaudited)

Discontinued operations consist of our Cellulose Fibers businesses, which were previously disclosed as a separate reportable business segment.

Discontinued Operations Statement of Operations

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
	Total net sales	$456	$420	$471	$1,306	$1,385
	Costs of products sold	374	350	372	1,110	1,181
	Gross margin	82	70	99	196	204
	Selling expenses	3	3	3	10	10
	General and administrative expenses	8	7	5	24	21
	Research and development expenses	2	—	2	3	5
	Charges for integration and restructuring, closures and asset impairments	25	13	1	44	1
	Other operating income, net	(10)	(2)	(5)	(21)	(19)
	Operating income	54	49	93	136	186
	Equity loss from joint venture	(1)	—	(5)	(3)	(18)
	Interest expense, net of capitalized interest	(1)	(2)	(1)	(5)	(5)
	Earnings from discontinued operations before income taxes	52	47	87	128	163
	Income taxes	(14)	(23)	(28)	(46)	(52)
	Net earnings from operations	38	24	59	82	111
	Net gain on divestiture of Liquid Packaging Board	—	41	—	41	—
	Net earnings from discontinued operations	$38	$65	$59	$123	$111

Discontinued Operations Selected Items

in millions		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
	Depreciation, depletion and amortization	$15	$—	$39	$53	$116
	Cash spent for capital expenditures	$(12)	$(29)	$(27)	$(63)	$(85)

Discontinued Operations Statistics

		Q2.2016	Q3.2016	Q3.2015	YTD.2016	YTD.2015
Pulp (air-dry metric tons)	Third party net sales (millions)	$350	$349	$383	$1,050	$1,111
	Third party sales realizations	$762	$780	$818	$766	$831
	Third party sales volumes (thousands)	460	446	468	1,370	1,337
	Production volumes (thousands)	454	426	477	1,337	1,341
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$85	$61	$74	$213	$232
	Third party sales realizations	$1,127	$1,144	$1,168	$1,112	$1,194
	Third party sales volumes (thousands)	76	53	63	192	194
	Production volumes (thousands)	65	48	68	177	192